                                                                EXHIBIT 10.5

                                   AGREEMENT LETTER

Zhaoqing South China Bicycle Winfill Co., Ltd. (SCBW) has the following borrowings amounting to RMB 49,997,028.41 which is warranted by the lands and buildings of Zhaoqing South China Bicycle (Holdings) Co., Ltd. (SCH). Meanwhile the two parties agree that the amounts due from SCH to SCBW should be settled. Hence the two parties agree to transfer the repayment obligations of the following borrowings from SCBW to SCH and deduct the same amount due from SCH to SCBW simultaneously. Any interest occurring afterward from the borrowings will be the responsibility of SCH.


Lending Bank                          Amount(RMB)        Period         Warranted by
------------                          -----------        ------         ------------
Zhaoqing Agricultural Bank            7,000,000        short-term     Buildings of Steel Tube Factory

Zhaoqing China Bank                  23,549,927        short-term     Buildings of Steel Tube Factory

Zhaoqing Finance Bureau                 500,000        short-term     Lands of Golden China Factory

Zhaoqing Finance Bureau                 500,000        short-term     Lands of Golden China Factory

Guangdong China Bank                  2,000,000        short-term     Buildings of Golden China Factory

Zhaoqing Duanzhou People's Bank       5,000,000        short-term     Lands of Seven Stars Equipment

Zhaoqing State Asset Office             247,101.41     short-term     Buildings of Seven Stars Factory

Zhaoqing Beinin Jiangshe Bank         1,600,000        short-term     Buildings of Seven Stars Factory

Zhaoqing Agricultural Bank            7,600,000        short-term     Lands of the headquarters of SCH
                                     -------------
TOTAL                                49,997,028.41
                                     =============

Zhaoqing South China Bicycle Winfill Co., Ltd.         Zhaoqing South China Bicycle (Holdings) Co., Ltd.
                (SCBW)                                                       (SCH)


Dated on October 2, 1997